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                                CAMBRIDGE HEART, INC.
                                AMENDED AND RESTATED
                          1993 INCENTIVE AND NON-QUALIFIED
                                  STOCK OPTION PLAN


              1.   Purpose
                   -------

              The purpose of this Amended and Restated 1993 Incentive and

         Non-Qualified Stock Option Plan (the "Plan") is to encourage and enable selected management and other key employees of, or

         consultants to, Cambridge Heart, Inc. (the "Company") or a parent or subsidiary of the Company to acquire a proprietary interest in the Company through the ownership of common stock, par value $.001 per share (the "Common Stock"), of the Company.  Such ownership will provide such persons with a more direct stake in the future welfare of the Company, and encourage them to remain with, or serve the Company or a parent or subsidiary of the Company.  It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Company or a parent or subsidiary of the Company.  Pursuant to the Plan, such persons will be offered the opportunity to acquire such Common Stock through the grant of incentive stock options and "non-qualified"

         stock options.

              As used herein, the term "parent" or "subsidiary" shall mean any present or future corporation which is or would be a "parent corporation" or "subsidiary corporation" of the Company as the term is defined in Section 424(e) and 424(f) of the Internal

         Revenue Code of 1986, as amended (the "Code") (determined as if the Company were the employer corporation).

              2.   Administration of the Plan
                   --------------------------

              The Plan shall be administered by a Stock Option Committee

         (the "Committee") as appointed from time to time by the Board of

         Directors of the Company, which committee shall consist of not less than three members of the Board of Directors.  None of the
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         members of the Committee shall be, or shall have been within one year prior to their becoming a member, eligible to be granted options under the Plan.

              In administering the Plan, the Committee may adopt rules and regulations for carrying out the Plan.  The interpretations and decisions made by the Committee with regard to any question arising under the Plan shall be final and conclusive on all persons participating or eligible to participate in the Plan.

         Subject to the provisions of the Plan, the Committee shall determine the terms of all options granted pursuant to the Plan,

         including, but not limited to, the persons to whom, and the time or times at which, grants shall be made, the number of options to be included in the grants, the number of options which shall be treated as incentive stock options or designated as non-qualified stock options, the duration and vesting of such options, and the option price.

              3.   Shares of Stock Subject to the Plan
                   -----------------------------------

              Except as provided in subparagraphs 6(h) and 6(i), the number of shares that may be issued or transferred pursuant to the exercise of options granted under the Plan shall not exceed

         2,750,000 shares of Common Stock.  Such shares may be authorized and unissued shares or previously issued shares acquired or to be acquired by the Company and held in treasury.  Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares or which are used to pay for the exercise of an option may again be subject to an option right under the Plan.  If the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plan of the Company or a parent or a subsidiary of the Company)

         exceeds $100,000 then the Committee may designate which options

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         are non-qualified stock options and which are incentive stock options.

              4.   Eligibility
                   -----------

              Incentive stock options may be granted only to management and other key employees who are employed by the Company or a parent or subsidiary of the Company.  An incentive stock option may be granted to a director of the Company or a parent or subsidiary of the Company, provided that the director is also an officer or key employee.  Directors who are not officers or key employees may only be granted non-qualified stock options.

              5.   Granting of Options
                   -------------------

              All options pursuant to this Plan shall be granted within 10 years from the effective date of this Plan.  The date of the grant of any option shall be the date on which the Committee authorizes the grant of such option.

              6.   Options
                   -------

              Options shall be evidenced by stock option agreements in such form, not inconsistent with this Plan, as the Committee shall approve from time to time, which agreements need not be identical and shall be subject to the following terms and conditions:

                   (a)  Option Price.  The purchase price under each
                        ------------
              incentive stock option shall be not less than 100% of the fair market value of the Common Stock at the time the option is granted and not less than the par value of such Common Stock. In the case of an incentive stock option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company (a "10% Stockholder"), actually or constructively under Section 422(b)(6) and 424(d) of the Code, the option price shall not be less than 110% of the fair market value of the Common Stock subject to the option at the time of its grant. The purchase price under each non-qualified stock option shall be specified by the Committee, but shall in no case be less than the par value of the Common Stock subject to the non-qualified stock option. The fair market value of the Common Stock on any date shall be determined in a manner consistent with the requirements of the Code.

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                   (b)  Payment of Exercise Price.  Payment of the option
                        -------------------------
              exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Option Committee in a particular case determines not to accept a personal check) for the Common Stock being purchased.

                        The Option Committee can determine at the time the
              option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Option Committee and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                        (i) delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Option Committee; provided, however, that payment in stock held by an Optionee subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") shall not be made unless the stock shall have been owned by the Optionee for a period of at least six months;

                       (ii) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; provided, that the Option Committee, in its sole discretion, may at any time determine that this subparagraph (b), to the extent the instructions to the broker call for an immediate sale of the shares, shall not be applicable to any Optionee who is subject to Section 16(b) of the Exchange Act, or is not an employee at the time of exercise;

                      (iii) delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

                   The Company or any related corporation shall have the
              right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act.

                   (c)  Waiting Period.  The waiting period and time for
                        --------------
              exercising an option shall be prescribed by the Committee in each particular case; provided, however, that no incentive stock option may be exercised after 10 years from the date it is granted. In the case of an incentive stock option granted to a 10% Stockholder, such option, by its terms, shall be exercisable only within five years from the date of grant.

                   (d)  No Rights as a Stockholder.  A recipient of options
                        --------------------------
              shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to him for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                   (e)  Non-Assignability of Options.  No option shall be
                        ----------------------------
              assignable or transferable by the recipient, except by will or by the laws of descent and distribution. During the lifetime of a recipient, options shall be exercisable only by him, his guardian or legal representative.

                   (f)  Effect of Termination of Employment or Death.  No
                        --------------------------------------------
              option granted to an employee shall be exercisable after termination of employment with the Company or any parent or subsidiary of the Company unless such termination of employment occurs by reason of retirement with the consent of the Company or death. In the event of the retirement of a recipient of options with the consent of the Company, the options or unexercised portions thereof which were otherwise exercisable on the date of retirement shall expire unless exercised within a period of three months after the date of retirement; provided, however, that if such retirement is due to disability within the meaning of Section 422(c)(6) and 22(e)(3) of the Code, then the aforementioned right to exercise such option shall exist for one year following the date of retirement. In the event of the death of a recipient of options while an employee of the Company or any parent or subsidiary of the Company or in the event of the death of the

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              recipient within the three-month (or one year) period
              following termination of employment by reason of retirement with the consent of the Company, the options which were otherwise exercisable on the date of termination of employment shall be exercisable by his personal representatives, heirs, or legatees at any time prior to the expiration of one year from the date of his death. In no event, however, shall an incentive stock option be exercisable after 10 years from the date it is granted. In the event that a recipient ceases to be an employee of the Company or of any parent or subsidiary of the Company for any reason, including death or retirement, prior to the lapse of any applicable waiting period, his option shall terminate and be null and void. The Committee may, if it determines that to do so would be in the Company's best interests, provide in a specific case or cases for the exercise of options which would otherwise terminate upon termination of employment with the Company for any reason, upon such terms and conditions as the Committee determines to be appropriate. Option rights shall not be affected by any change of employment as long as the recipient continues to be employed by either the Company or a parent or subsidiary of the Company. Nothing in the Plan or in any option agreement shall confer any right to continue in the employ of the Company or any parent or subsidiary of the Company or interfere in any way with the right of the Company or any parent or subsidiary of the Company to terminate the employment of a recipient at any time.

                   (g)  Leave of Absence.  In the case of a recipient on an
                        ----------------
              approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of options during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate, except that in no event shall an incentive stock option be exercisable after 10 years from the date it is granted.

                   (h)  Recapitalization.  In the event that dividends
                        ----------------
              payable in Common Stock during any fiscal year of the Company exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of the year, or in the event there is during any fiscal year of the Company one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease by more than 5% of the shares outstanding at the beginning of the year, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

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                   (i)  Sale or Reorganization.  In case the Company is
                        ----------------------
              merged or consolidated with another corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, or liquidation of the Company, the Board of Directors of the Company, or the board of directors of the corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the protection of any outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or appropriate stock of the merged, consolidated, or otherwise reorganized corporation, provided only that such substitution of options shall comply with the requirements of Section 424 of the Code, or (ii) give written notice to optionees that their options, which will become immediately exercisable notwithstanding any waiting period otherwise prescribed by the Committee, must be exercised within 30 days of the date of such notice or they will be terminated.

                   (j)  General Restrictions.  Each option granted under
                        --------------------
              the Plan shall be subject to the requirement that, if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable in accordance with any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue, transfer, or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

              The Company shall not be obligated to sell or issue any

         shares of Common Stock in any manner in contravention of the

         Securities Act of 1933, as amended, or any state securities law.

         The Board of Directors or the Committee may, in connection with the granting of each option, require the individual to whom the option is to be granted to enter into an agreement with the

         Company stating that as a condition precedent to each exercise of the option, in whole or in part, he shall, if then required by the

         Company, hold the Common Stock received upon such exercise for a period prescribed by the Committee not to exceed two years and represent to the Company in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board of

         Directors or the Committee may prescribe.  Such agreements may also, in the discretion of the Board of Directors or the

         Committee, contain provisions requiring the forfeiture of Common

         Stock received upon exercise of any option in the event of the termination of employment or association (unless caused by death),

         as the case may be, of the optionee with the Company during a period not to exceed two years after the exercise of the option.

         Upon any forfeiture of Common Stock pursuant to an agreement authorized by the preceding sentence, the Company shall return the purchase price for such Common Stock to the optionee, without interest thereon or deduction therefrom.

              7.   Termination and Amendment of the Plan
                   -------------------------------------

              The Board of Directors shall have the right to amend,

         suspend, or terminate the Plan at any time; provided, however,

         that no such action shall affect or in any way impair the rights of a recipient under any option right theretofore granted under the Plan; and, provided, further, that unless first duly approved by the stockholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as provided in subparagraphs 6(h) and 6(i),

         or by a consent of stockholders, no amendment or change shall be made in the Plan:  (a) increasing the total number of shares which may be issued or transferred under the Plan; (b) changing the purchase price hereinbefore specified for the shares subject to options; (c) extending the period during which options may be granted or exercised under the Plan; or (d) changing the

         designation of persons eligible to receive options under the Plan.

              8.   Restriction on Sale of Shares
                   -----------------------------

              Without the written consent of the Company, no stock acquired by an optionee upon exercise of an incentive stock option granted hereunder may be disposed of by the optionee within two years from the date such incentive stock option was granted, nor within one

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         year after the transfer of such stock to the optionee; provided,

         however, that a transfer to a trustee, receiver, or other

         fiduciary in any insolvency proceeding, as described in Section

         422(c)(3) of the Code, shall not be deemed to be such a

         disposition.  The optionee shall make appropriate arrangements with the Company for any taxes which the Company is obligated to collect in connection with any such disposition, including any

         Federal, state, or local withholding taxes.

              9.   Effective Date of the Plan
                   --------------------------

              This Plan shall become effective September 15, 1993, the date of its adoption by the favorable vote of the majority of the Board of Directors of the Company, subject, however, to approval by the stockholders of the Company within 12 months next following such adoption by the Board of Directors; and if such approval is not obtained, the Plan shall terminate and any and all options granted during such interim period shall also terminate and be of no further force or effect.  The Plan shall, in all events, terminate on March 29, 2003, or on such earlier date as the Board of

         Directors of the Company may determine.  Any option outstanding at the termination date shall remain outstanding until it has either expired or has been exercised.

                                  AMENDMENTS TO THE
                                CAMBRIDGE HEART, INC.
                                AMENDED AND RESTATED
                          1993 INCENTIVE AND NON-QUALIFIED
                                  STOCK OPTION PLAN


         1. All terms used herein which are defined in the Amended and Restated 1993 Incentive and Non-Qualified Stock Option Plan (the "Plan") and not otherwise defined herein are used herein as defined therein.

         2. Section 3 of the Plan is hereby amended by deleting the number "2,750,000" appearing in the first sentence therein and substituting the number "3,377,326" in its place.

         3. Section 4 of the Plan is hereby amended by inserting the phrase "and non-qualified stock options" after the phrase "Incentive stock options" appearing in the first sentence therein.

         4. Section 6(e) of the Plan is hereby amended by adding the sentence "Notwithstanding anything to the contrary contained in this Section, in the event non-qualified stock options are to be granted, the Committee may, if it chooses in its sole discretion to do so, provide for the assignability of such options upon such terms and conditions as it may deem advisable or appropriate in a specific case or cases" at the end thereof.

         5. Section 6(f) of the Plan is hereby amended by adding the sentence "Notwithstanding anything to the contrary contained in this Section, in the event non-qualified stock options are to be granted, the Committee may, if it chooses in its sole discretion to do so, provide for such terms and conditions to be included in such non-qualified stock options as it may deem advisable or appropriate in a specific case or cases" at the end thereof.

         6. Section 8 of the Plan is hereby amended by adding the sentence "Notwithstanding anything to the contrary contained in this Section, in the event non-qualified stock options are to be granted, the Committee may, if it chooses in its sole discretion to do so, provide for such terms and conditions to be included in such non-qualified stock options as it may deem advisable or appropriate in a specific case or cases."